EMPLOYMENT AGREEMENT

        THIS EMPLOYMENT AGREEMENT is effective as of the 1st day of August, 1997, by and between VALUE AMERICA, INC., a Nevada corporation (the "Company"), and John L. Motley (the "Executive").

        In consideration of the mutual convenants contained herein, the Company and the Executive agree as follows:

        1. Employment. The Company agrees to employ the Executive and the Executive agrees to continue in the employ of the Company on the terms and conditions hereinafter set forth.

        2. Capacity. Consistent with the "Extent of Service" provisions in
Section 5, the Executive shall serve the Company on a part-time basis in such positions or offices with such authority, titles and duties as may be prescribed from time to time by the President, Chief Executive Officer or Board of Directors (the "Board") of the Company, and shall serve the Company in such other or additional offices in which he may be requested to serve from time to time. By executing this Agreement, the parties hereby acknowledge that the Executive has performed services for the Company beginning on or before the Effective Date in a manner consistent with this Section 2 and Section 5.

        3. Effective Date and Term. The commencement date of this Agreement shall be August 1, 1997 (the "Commencement Date"). Subject to the provisions of
Section 6, the term of the Executive's employment hereunder shall be for two years from the Commencement Date; provided, however, that the term shall be extended automatically for an additional period of one year commencing on the second anniversary of the Commencement Date and on each subsequent anniversary thereafter, unless either the Executive or the Company gives written notice to the other, at least thirty (30) days prior to the date of any such anniversary, of such party's election not to extend the term of this Agreement. The last day of such term, as so extended from time to time, is herein sometimes referred to as the "Expiration Date."

        4. Compensation and Benefits. The regular compensation and benefits payable to the Executive under this Agreement shall be as follows:

             (a) Salary. For all services rendered by the Executive under this Agreement, the Company shall pay the Executive a total salary at the rate of $12,000 per year, commencing effective August 1, 1997. The Executive's salary shall be reviewed at least annually and may be increased (but not decreased) based upon the evaluation of the Executive's performance and the compensation policies of the Company in effect at the time of each such review. Upon the execution of this Agreement by the Executive, the Company shall pay to the Executive within a reasonable period of time thereafter his salary for the first three months of this Agreement ($3,000). The Executive's salary for all subsequent time periods shall be payable in periodic installments in accordance with the Company's usual payroll practices.

             (b) Other Incentives. The Company may, but shall not be obligated to, provide the Executive with such other performance-based compensation, benefits or incentives as shall be established, amended or thereafter terminated from time to time by and in the sole discretion of the Board or the compensation committee thereof, and in considering any such compensation, benefits or incentives, the Board or such committee may consider such factors as the Executive's performance, productivity and contribution to the Company's profit-ability.

        5. Extent of Service. During his employment hereunder, the Executive shall devote no more than five (5) hours per month to the performance of his duties hereunder and may devote such additional time and efforts as the Executive determines, in his sole discretion, are necessary for the effective advancement of the Company's interests. The Executive may engage in any other business or personal activities during his employment hereunder; provided, however, that the Executive shall not engage in any business activity that directly competes with the Company in the Protected Business, as defined in the Developments, Noncompete and Nondisclosure Agreement incorporated into this Agreement pursuant to Section 7.

        6. Termination.

        Notwithstanding the provisions of Section 3, the Executive's employment hereunder shall terminate under the following circumstances and shall be subject to the following provisions:

             (a) Death. In the event of the Executive's death during the Executive's employment hereunder, the Executive's employment shall terminate on the date of his death and the Executive or his estate shall be entitled to no further compensation or benefits under this Agreement; provided, however, that the Company shall continue to pay an amount equal to the Executive's salary (not including any bonus other than any Bonus Amount payable under Section 4(b)hereof) to the Executive's beneficiary designated in writing to the Company prior to his death (or to his estate, if he fails to make such designation) for a period of one month after the date of the Executive's death, at the salary rate in effect on the date of his death, said payments to be made on the same periodic dates as salary payments would have been made to the Executive had he not died.

             (b) Termination by the Company for Cause. The Executive's employment hereunder may be terminated without further liability on the part of the Company effective immediately by the Company (acting through its President, Chief Executive Officer or Board), for Cause by written notice to the Executive setting forth in reasonable detail the nature of such Cause. Upon termination of employment by the Company for Cause, the Executive shall be entitled to no further compensation or benefits under this Agreement. Only the following shall constitute "Cause" for such termination:

                  (i) gross incompetence, gross negligence, willful misconduct in office or breach of a material fiduciary duty owed to the Company, or any subsidiary or affiliate thereof;

                  (ii) conviction of a felony, a crime of moral turpitude or commission of an act of embezzlement or fraud against the Company, or any subsidiary or affiliate thereof;

                  (iii) any material breach by the Executive of a material term of this Agreement or any other agreement between the Executive and the Company, including without limitation material failure to perform a substantial portion of his duties and responsibilities hereunder; continued failure, after reasonable notice from the Company, to adhere to or satisfy any production, performance or other standards established by the Company and communicated to the Executive; or unauthorized use or disclosure of Confidential Information or trade secrets of the Company (all as consistent with the "Extent of Service" prescribed in Section 5); or

                  (iv) dishonesty or fraud of the Executive with respect to the Company, or any subsidiary or affiliate thereof.

             (c) Termination by the Executive. The Executive may terminate his employment hereunder by written notice to the President, Chief Executive Officer or Board effective thirty (30) days after receipt of such notice. Upon termina-tion of employment by the Executive, the Executive shall be entitled to no further compensation or benefits under this Agreement; except as otherwise provided in other agreements between the Executive and the Company (e.g., Incentive Stock Option Agreement).

             (d) Termination by the Company Without Cause. The Executive's employment with the Company may be terminated without Cause by the Company (acting through its President, Chief Executive Officer or Board), effective immediately by written notice to the Executive.

             (e) No Termination Benefits. In the event of any termination of the Executive's employment hereunder for any reason (including without limitation pursuant to Sections 3, 6(a), 6(b), 6(c), or 6 (d)), the Executive shall not be entitled to any salary, bonus, severance pay or benefits not otherwise specified herein.

             (f) Litigation and Regulatory Cooperation. The Executive shall reasonably cooperate with the Company in the defense or prosecution of any claims or actions now in existence or which may be brought in the future against or on behalf of the Company, which relate to events or occurrences that transpired while the Executive was employed by the Company. The Executive's reasonable cooperation in connection with such claims or actions shall include, but not be limited to, being reasonably available to meet with counsel to prepare for discovery or trial and to act as a witness on behalf of the Company, at mutually convenient times and locations. The Executive shall also reasonably cooperate with the Company in connection with any examination or review of any federal or state regulatory authority as any such examination or review relates to events or occurrences that transpired while the Executive was employed by the Company. If such cooperation is required after the Executive ceases to be employed by the Company, the Company shall pay the Executive for such cooperation a fee of twenty five dollars ($25.00) per hour, payable monthly in arrears, and will reimburse the Executive for any reasonable out-of-pocket expenses incurred in connection therewith.

        7. Developments. Noncompete and Confidential Information. Simultaneous with his execution of this Agreement, and as a material part of the consideration for the Company's entering into this Agreement, the Executive agrees to execute, comply with the terms of and become bound by a Developments, Noncompete and Nondisclosure Agreement with the Company the terms of which (a) are incorporated into this Agreement in their entirety, (b) are deemed for all purposes to be a part of this Agreement, and (c) shall survive any termination of this Agreement.

        8. Conflicting Agreements. The Executive hereby represents and warrants that the execution of this Agreement and the performance of his obligations hereunder will not breach or be in conflict with any other agreement to which he is a party or by which he is bound, and that he is not subject to any covenants against competition or similar covenants which would affect the performance of his obligations hereunder.


        9. Withholding. All payments made by the Company under this Agreement shall be net of any tax or other amounts required to be withheld by the Company under applicable law.

        10. Arbitration of Disputes. Any controversy or claim arising out of or relating to the employment relationship between the Executive and the Company shall be settled by arbitration in accordance with the laws of the Commonwealth of Virginia by three arbitrators, one of whom shall be appointed by the Company, one by the Executive and the third by the first two arbitrators. If the first two arbitrators cannot agree on the appointment of a third arbitrator, then the third arbitrator shall be appointed by the American Arbitration Association in the City of Richmond. Such arbitration shall be conducted in the City of Richmond in accordance with the rules of the American Arbitration Association, except with respect to the selection of arbitrators which shall be as provided in this Section 10. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The party or parties against whom the arbitrators shall render an award shall pay the other party's or parties' reasonable attorneys' fees and other reasonable costs and expenses in connection with the enforcement of its or their rights under this Agreement (including the enforcement of any arbitration award in court), unless and to the extent the arbitrators shall determine that under the circumstances recovery by the prevailing party or parties of all or a part of any such fees and costs and expenses would be unjust.



        11. Assignment: Successors and Assigns, etc. Neither the Company nor the Executive may make any assignment of this Agreement or any interest herein, by operation of law or otherwise, without the prior written consent of the other party or parties; provided, however, that the Company may assign its rights under this Agreement without the consent of the Executive in the event that the Company shall hereafter effect a reorganization, consolidation with or merges into any other Person, or transfer all or substantially all of its properties or assets to any other Person. This Agreement shall inure to the benefit of and be binding upon the Company and the Executive, their respective successors, subsidiaries, affiliates, executors, administrators, heirs and permitted assigns. In the event of the Executive's death prior to the completion by the Company of all payments due him under this Agreement, the Company shall continue such payments to the Executive's beneficiary designated in writing to the Company prior to his death (or to his estate, if he fails to make such designation).

        12. Enforceability. If any portion or provision of this Agreement shall to any extent be declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

        13. Waiver. No waiver of any provision hereof shall be effective unless made in writing and signed by the waiving party or parties. The failure of any party to require the performance of any term or obligation of this Agreement, or the waiver by any party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

        14. Notices. Any notices, request, demands and other communications provided for by this Agreement shall be sufficient if in writing and delivered in person or sent by registered or certified mail, postage prepaid (in which case notice shall be deemed to have been given on the third day after mailing), or by overnight delivery by a reliable overnight courier service (in which case notice shall be deemed to have been given on the day after delivery to such courier service) to the Executive at the last address the Executive has filed in writing with the Company or, in the case of the Company, at its main offices, attention of its President or Chief Executive Officer.

        15. Amendment. This Agreement may be amended or modified only by a written instrument signed by the Executive and by a duly authorized representative of the Company.

        16. Governing Law. This is a Virginia contract and shall be construed under and be governed in all respects by the laws of the Commonwealth of Virginia.

        17. Entire Agreement. This Agreement, the Developments, Noncompete and Nondisclosure Agreement referred to in Section 7, and any Incentive Stock Option Agreement entered into by the Company and the Executive constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous written or oral agreements or understandings with respect to the subject matter hereof.


        18. Legal Counsel. Executive has reviewed the contents of this Agreement and fully understands its terms. Executive acknowledges that he is fully aware of his right to the advice of counsel independent from that of the Company, that the Firm has advised him of such right and disclosed to him the risks in not seeking such independent advice, and that he understands the potentially adverse interests of the parties with respect to this Agreement. Executive further acknowledges that no representations have been made with respect to the income or estate tax or other consequences of this Agreement to him and that he has been advised of the importance of seeking independent advice of counsel with respect to such consequences.

        IN WITNESS WHEREOF, this Agreement has been executed as a sealed instrument by the Company, and by the Executive, and is effective as of the date first above written.

                                               VALUE AMERICA,INC.

                                               /s/ Craig Winn
                                               ------------------
                                               By: Craig Winn
                                               CEO
                                               Date:

                                               /s/ John L. Motley
                                               ------------------
                                               John L. Motley
                                               Executive

                                               Date: Dec. 5  97

                                               Address: 7703 Carlton Place
                                                        McLean, VA 22102